PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES/SM/ ("B SERIES")
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES/SM/ ("C SERIES")

(offering Highest Daily Lifetime Income v3.0)

SUPPLEMENT, DATED JULY 1, 2015,
TO PROSPECTUS DATED APRIL 27, 2015

THIS SUPPLEMENT SHOULD BE READ AND RETAINED WITH THE PROSPECTUS FOR YOUR ANNUITY. THIS SUPPLEMENT IS INTENDED TO UPDATE CERTAIN INFORMATION IN THE PROSPECTUS FOR THE VARIABLE ANNUITY YOU OWN AND IS NOT INTENDED TO BE A PROSPECTUS OR OFFER FOR ANY OTHER VARIABLE ANNUITY LISTED HERE THAT YOU DO NOT OWN. IF YOU WOULD LIKE ANOTHER COPY OF THE CURRENT PROSPECTUS, PLEASE CALL US AT 1-888-PRU-2888 OR VISIT WWW.PRUDENTIALANNUITIES.COM.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolios that will become effective on July 1, 2015, and to describe certain other Portfolio changes effective July 13, 2015 and July 15, 2015.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire in June 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section I above.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%	0.00%	1.46%
AST Advanced Strategies Portfolio*	0.64%	0.02%	0.25%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.02%	1.12%	0.00%	1.12%
AST BlackRock iShares ETF Portfolio*	0.73%	0.07%	0.25%	0.00%	0.00%	0.21%	1.26%	0.24%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Defensive Asset Allocation Portfolio	0.15%	0.06%	0.00%	0.00%	0.00%	0.73%	0.94%	0.00%	0.94%
AST FI Pyramis® Asset Allocation Portfolio*	0.66%	0.03%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST FI Pyramis® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.14%	0.79%
AST Franklin Templeton Founding Funds Plus Portfolio	0.02%	0.02%	0.00%	0.00%	0.00%	1.01%	1.05%	0.00%	1.05%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.21%	0.85%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Investment Grade Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Legg Mason Diversified Growth Portfolio*	0.73%	8.19%	0.25%	0.00%	0.00%	0.12%	9.29%	8.22%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Growth Allocation Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST Quantitative Modeling Portfolio	0.25%	0.03%	0.00%	0.00%	0.00%	0.84%	1.12%	0.00%	1.12%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.11%	1.14%	0.00%	1.14%
AST Schroders Multi-Asset World Strategies Portfolio	0.90%	0.04%	0.25%	0.00%	0.00%	0.09%	1.28%	0.00%	1.28%
AST Small Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.02%	0.88%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.61%	0.25%	0.00%	0.00%	0.00%	1.59%	0.00%	1.59%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.02%	1.11%	0.00%	1.11%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%
*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio.

AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

III.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio. Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL PREMIER(R) ADVISOR/SM/ VARIABLE ANNUITY ("ADVISOR SERIES")

FLEXIBLE PREMIUM DEFERRED ANNUITY

(offering Highest Daily Lifetime Income v3.0)

Supplement, dated July 1, 2015,
to Prospectus dated April 27, 2015

This Supplement should be read and retained with the Prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888 or visit www.prudentialannuities.com.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolios that will become effective on July 1, 2015, and to describe certain other Portfolio changes effective July 13, 2015 and July 15, 2015.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section I above:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%	0.00%	1.46%
AST Advanced Strategies Portfolio*	0.64%	0.02%	0.25%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.02%	1.12%	0.00%	1.12%
AST BlackRock iShares ETF Portfolio*	0.73%	0.07%	0.25%	0.00%	0.00%	0.21%	1.26%	0.24%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Defensive Asset Allocation Portfolio	0.15%	0.06%	0.00%	0.00%	0.00%	0.73%	0.94%	0.00%	0.94%
AST FI Pyramis® Asset Allocation Portfolio*	0.66%	0.03%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST FI Pyramis® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.14%	0.79%
AST Franklin Templeton Founding Funds Plus Portfolio	0.02%	0.02%	0.00%	0.00%	0.00%	1.01%	1.05%	0.00%	1.05%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.21%	0.85%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Investment Grade Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Legg Mason Diversified Growth Portfolio*	0.73%	8.19%	0.25%	0.00%	0.00%	0.12%	9.29%	8.22%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Growth Allocation Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST Quantitative Modeling Portfolio	0.25%	0.03%	0.00%	0.00%	0.00%	0.84%	1.12%	0.00%	1.12%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.11%	1.14%	0.00%	1.14%
AST Schroders Multi-Asset World Strategies Portfolio	0.90%	0.04%	0.25%	0.00%	0.00%	0.09%	1.28%	0.00%	1.28%
AST Small Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.02%	0.88%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.61%	0.25%	0.00%	0.00%	0.00%	1.59%	0.00%	1.59%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.02%	1.11%	0.00%	1.11%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%
ProFund VP Consumer Goods Portfolio*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Consumer Services*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Financials*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Health Care*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Industrials*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Real Estate*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.02%	1.70%	0.00%	1.70%
ProFund VP Telecommunications*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Utilities*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio.

AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods Portfolio The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Consumer Services The recoupment expense of 0.01% is reflected in "Other" expenses.
ProFund VP Financials The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Health Care The recoupment expense of 0.04% is reflected in "Other" expenses.
ProFund VP Industrials The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Large-Cap Growth The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Large-Cap Value The recoupment expense of 0.04% is reflected in "Other" expenses.
ProFund VP Mid-Cap Growth The recoupment expense of 0.01% is reflected in "Other" expenses.
ProFund VP Mid-Cap Value The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Real Estate The recoupment expense of 0.01% is reflected in "Other" expenses.
ProFund VP Small-Cap Growth The recoupment expense of 0.03% is reflected in "Other" expenses.
ProFund VP Small-Cap Value ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Telecommunications  ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Utilities ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

III.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio. Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return, consistent with income generation and prudent investment management.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPRTADV30SUP

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY

(offering Highest Daily Lifetime Income v3.0)

Supplement, dated July 1, 2015,
to Prospectus dated April 27, 2015

This Supplement should be read and retained with the Prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888 or at www.prudentialannuities.com.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolios that will become effective on July 1, 2015, and to describe certain other Portfolio changes effective July 13, 2015 and July 15, 2015.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section I above:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%	0.00%	1.46%
AST Advanced Strategies Portfolio*	0.64%	0.02%	0.25%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.02%	1.12%	0.00%	1.12%
AST BlackRock iShares ETF Portfolio*	0.73%	0.07%	0.25%	0.00%	0.00%	0.21%	1.26%	0.24%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Defensive Asset Allocation Portfolio	0.15%	0.06%	0.00%	0.00%	0.00%	0.73%	0.94%	0.00%	0.94%
AST FI Pyramis® Asset Allocation Portfolio*	0.66%	0.03%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST FI Pyramis® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.14%	0.79%
AST Franklin Templeton Founding Funds Plus Portfolio	0.02%	0.02%	0.00%	0.00%	0.00%	1.01%	1.05%	0.00%	1.05%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.21%	0.85%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Investment Grade Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Legg Mason Diversified Growth Portfolio*	0.73%	8.19%	0.25%	0.00%	0.00%	0.12%	9.29%	8.22%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Growth Allocation Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.11%	1.14%	0.00%	1.14%
AST Schroders Multi-Asset World Strategies Portfolio	0.90%	0.04%	0.25%	0.00%	0.00%	0.09%	1.28%	0.00%	1.28%
AST Small Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.02%	0.88%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.61%	0.25%	0.00%	0.00%	0.00%	1.59%	0.00%	1.59%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.02%	1.11%	0.00%	1.11%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%
*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio.

AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

III.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio. Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return, consistent with income generation and prudent investment management.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPRTB30SUP

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES/SM/ ("B SERIES")
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES/SM/ ("C SERIES")

(offering Highest Daily Lifetime Income v2.1)

SUPPLEMENT, DATED JULY 1, 2015,
TO PROSPECTUS DATED APRIL 30, 2015

THIS SUPPLEMENT SHOULD BE READ AND RETAINED WITH THE PROSPECTUS FOR YOUR ANNUITY. THIS SUPPLEMENT IS INTENDED TO UPDATE CERTAIN INFORMATION IN THE PROSPECTUS FOR THE VARIABLE ANNUITY YOU OWN AND IS NOT INTENDED TO BE A PROSPECTUS OR OFFER FOR ANY OTHER VARIABLE ANNUITY LISTED HERE THAT YOU DO NOT OWN. IF YOU WOULD LIKE ANOTHER COPY OF THE CURRENT PROSPECTUS, PLEASE CALL US AT 1-888-PRU-2888 OR VISIT WWW.PRUDENTIALANNUITIES.COM.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolios that will become effective on July 1, 2015, and to describe certain other Portfolio changes effective July 13, 2015 and July 15, 2015.  We are also issuing this supplement to add language in certain sections of your prospectus describing co-grantor trusts.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section I above.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%	0.00%	1.46%
AST Advanced Strategies Portfolio*	0.64%	0.02%	0.25%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.02%	1.12%	0.00%	1.12%
AST BlackRock iShares ETF Portfolio*	0.73%	0.07%	0.25%	0.00%	0.00%	0.21%	1.26%	0.24%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Defensive Asset Allocation Portfolio	0.15%	0.06%	0.00%	0.00%	0.00%	0.73%	0.94%	0.00%	0.94%
AST FI Pyramis® Asset Allocation Portfolio*	0.66%	0.03%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST FI Pyramis® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.14%	0.79%
AST Franklin Templeton Founding Funds Allocation Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.00%	1.02%
AST Franklin Templeton Founding Funds Plus Portfolio	0.02%	0.02%	0.00%	0.00%	0.00%	1.01%	1.05%	0.00%	1.05%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.21%	0.85%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Investment Grade Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Legg Mason Diversified Growth Portfolio*	0.73%	8.19%	0.25%	0.00%	0.00%	0.12%	9.29%	8.22%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Growth Allocation Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST Quantitative Modeling Portfolio	0.25%	0.03%	0.00%	0.00%	0.00%	0.84%	1.12%	0.00%	1.12%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.11%	1.14%	0.00%	1.14%
AST Schroders Multi-Asset World Strategies Portfolio	0.90%	0.04%	0.25%	0.00%	0.00%	0.09%	1.28%	0.00%	1.28%
AST Small Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.02%	0.88%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.61%	0.25%	0.00%	0.00%	0.00%	1.59%	0.00%	1.59%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.02%	1.11%	0.00%	1.11%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%
*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio.
AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton Founding Funds Allocation Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

III.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio. Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return, consistent with income generation and prudent investment management.

IV.	CO-GRANTOR TRUSTS

The following sections of your prospectus are amended as follows:

A.	In the section “Purchasing Your Annuity,” the following replaces the second paragraph under “Speculative Investing:”

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

B.	In the section “Purchasing Your Annuity” the following replaces the seventh bullet under “Beneficiary” Annuity:

The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

C.	In the section “Managing Your Annuity,” the following replaces the sixth and seventh bullets under “Change of Owner, Annuitant and Beneficiary Designations:

o	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

o	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

D.	In the section “Death Benefit,” under “Triggers for Payment of the Death Benefit,” the following replaces the first paragraph:

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

E.	In the section “Tax Considerations,” under “Entity Ownership,” the following replaces the third and fourth paragraphs:

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPRT21SUP

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL PREMIER(R) ADVISOR/SM/ VARIABLE ANNUITY ("ADVISOR SERIES")

FLEXIBLE PREMIUM DEFERRED ANNUITY

(offering Highest Daily Lifetime Income v2.1)

Supplement, dated July 1, 2015,
to Prospectus dated April 30, 2015

This Supplement should be read and retained with the Prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888 or visit www.prudentialannuities.com.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolios that will become effective on July 1, 2015, and to describe certain other Portfolio changes effective July 13, 2015 and July 15, 2015.  We are also issuing this supplement to add language in certain sections of your prospectus describing co-grantor trusts.  We are also replacing disclosure at the end of the “Investment Options” section of the prospectus.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section I above.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%	0.00%	1.46%
AST Advanced Strategies Portfolio*	0.64%	0.02%	0.25%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.02%	1.12%	0.00%	1.12%
AST BlackRock iShares ETF Portfolio*	0.73%	0.07%	0.25%	0.00%	0.00%	0.21%	1.26%	0.24%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Defensive Asset Allocation Portfolio	0.15%	0.06%	0.00%	0.00%	0.00%	0.73%	0.94%	0.00%	0.94%
AST FI Pyramis® Asset Allocation Portfolio*	0.66%	0.03%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST FI Pyramis® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.14%	0.79%
AST Franklin Templeton Founding Funds Allocation Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.00%	1.02%
AST Franklin Templeton Founding Funds Plus Portfolio	0.02%	0.02%	0.00%	0.00%	0.00%	1.01%	1.05%	0.00%	1.05%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.21%	0.85%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Investment Grade Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Legg Mason Diversified Growth Portfolio*	0.73%	8.19%	0.25%	0.00%	0.00%	0.12%	9.29%	8.22%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Growth Allocation Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST Quantitative Modeling Portfolio	0.25%	0.03%	0.00%	0.00%	0.00%	0.84%	1.12%	0.00%	1.12%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.11%	1.14%	0.00%	1.14%
AST Schroders Multi-Asset World Strategies Portfolio	0.90%	0.04%	0.25%	0.00%	0.00%	0.09%	1.28%	0.00%	1.28%
AST Small Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.02%	0.88%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.61%	0.25%	0.00%	0.00%	0.00%	1.59%	0.00%	1.59%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.02%	1.11%	0.00%	1.11%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%
ProFund VP Consumer Goods Portfolio*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Consumer Services*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Financials*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Health Care*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Industrials*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Real Estate*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.02%	1.70%	0.00%	1.70%
ProFund VP Telecommunications*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Utilities*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio.
AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton Founding Funds Allocation Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods Portfolio The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Consumer Services The recoupment expense of 0.01% is reflected in "Other" expenses.
ProFund VP Financials The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Health Care The recoupment expense of 0.04% is reflected in "Other" expenses.
ProFund VP Industrials The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Large-Cap Growth The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Large-Cap Value The recoupment expense of 0.04% is reflected in "Other" expenses.
ProFund VP Mid-Cap Growth The recoupment expense of 0.01% is reflected in "Other" expenses.
ProFund VP Mid-Cap Value The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Real Estate The recoupment expense of 0.01% is reflected in "Other" expenses.
ProFund VP Small-Cap Growth The recoupment expense of 0.03% is reflected in "Other" expenses.
ProFund VP Small-Cap Value ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Telecommunications  ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Utilities ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

III.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio. Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return, consistent with income generation and prudent investment management.

IV.	CO-GRANTOR TRUSTS

The following sections of your prospectus are amended as follows:

A.	In the section “Purchasing Your Annuity,” the following replaces the second paragraph under “Speculative Investing:”

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

B.	In the section “Purchasing Your Annuity” the following replaces the seventh bullet under “Beneficiary” Annuity:

The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

C.	In the section “Managing Your Annuity,” the following replaces the sixth and seventh bullets under “Change of Owner, Annuitant and Beneficiary Designations:

o	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

o	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

D.	In the section “Death Benefit,” under “Triggers for Payment of the Death Benefit,” the following replaces the first paragraph:

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

E.	In the section “Tax Considerations,” under “Entity Ownership,” the following replaces the third and fourth paragraphs:

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

V.	INVESTMENT OPTIONS

The discussion of asset transfer formulas at the end of the “INVESTMENT OPTIONS” section is revised to read as follows:

Certain optional living benefits employ a predetermined formula, under which Account Value is transferred between your chosen Sub-accounts and a bond Sub-account (or between two bond Sub-accounts).  For example, with a Highest Daily Lifetime benefit, Account Value may be transferred between your selected Sub-accounts and the AST Investment Grade Bond Sub-account; or with a GRO benefit, Account Value may be transferred between your selected Sub-accounts and an AST bond Sub-Account with a target maturity date (or among AST bond Sub-accounts with different target maturity dates).

Whether or not you elected an optional benefit subject to a predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the Portfolios may be used as investments in Portfolios that are structured as funds-of-funds and made available as Permitted Sub-accounts. Because transfers among the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could  be  adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities or longer duration bonds ) that otherwise would have been held;

(c)	a Portfolio may experience higher turnover than it would have experienced without the formulas, which could result in higher transaction costs for the Portfolio compared to other similar funds;

(d)	a Portfolio may have low asset levels and high operating expense ratios (including the possibility that all assets may be transferred out of the Portfolio).

The asset flows caused by the formulas may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a particular Sub-account and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to a particular Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

Please consult the prospectus for the applicable Portfolio for additional information about these effects.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPRTADV21SUP

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY

(offering Highest Daily Lifetime Income v2.1)

Supplement, dated July 1, 2015,
to Prospectus dated April 27, 2015

This Supplement should be read and retained with the Prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888 or visit www.prudentialannuities.com.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolios that will become effective on July 1, 2015, and to describe certain other Portfolio changes effective July 13, 2015 and July 15, 2015.  We are also issuing this supplement to add language in certain sections of your prospectus describing co-grantor trusts.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section I above.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%	0.00%	1.46%
AST Advanced Strategies Portfolio*	0.64%	0.02%	0.25%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.02%	1.12%	0.00%	1.12%
AST BlackRock iShares ETF Portfolio*	0.73%	0.07%	0.25%	0.00%	0.00%	0.21%	1.26%	0.24%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Defensive Asset Allocation Portfolio	0.15%	0.06%	0.00%	0.00%	0.00%	0.73%	0.94%	0.00%	0.94%
AST FI Pyramis® Asset Allocation Portfolio*	0.66%	0.03%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST FI Pyramis® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.14%	0.79%
AST Franklin Templeton Founding Funds Allocation Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.00%	1.02%
AST Franklin Templeton Founding Funds Plus Portfolio	0.02%	0.02%	0.00%	0.00%	0.00%	1.01%	1.05%	0.00%	1.05%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.21%	0.85%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Investment Grade Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Legg Mason Diversified Growth Portfolio*	0.73%	8.19%	0.25%	0.00%	0.00%	0.12%	9.29%	8.22%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Growth Allocation Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.11%	1.14%	0.00%	1.14%
AST Schroders Multi-Asset World Strategies Portfolio	0.90%	0.04%	0.25%	0.00%	0.00%	0.09%	1.28%	0.00%	1.28%
AST Small Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.02%	0.88%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.61%	0.25%	0.00%	0.00%	0.00%	1.59%	0.00%	1.59%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.02%	1.11%	0.00%	1.11%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%
*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio.

AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton Founding Funds Allocation Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

III.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio. Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return, consistent with income generation and prudent investment management.

IV.	CO-GRANTOR TRUSTS

The following sections of your prospectus are amended as follows:

A.	In the section “Purchasing Your Annuity,” the following replaces the second paragraph under “Speculative Investing:”

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

B.	In the section “Managing Your Annuity,” the following replaces the sixth and seventh bullets under “Change of Owner, Annuitant and Beneficiary Designations:

o	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

o	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

C.	In the section “Death Benefit,” under “Triggers for Payment of the Death Benefit,” the following replaces the first paragraph:

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

D.	In the section “Tax Considerations,” under “Entity Ownership,” the following replaces the third and fourth paragraphs:

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPRTB21SUP

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY X SERIES/SM/ ("X SERIES")
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY B SERIES/SM/ ("B SERIES")
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY C SERIES/SM/ ("C SERIES")

SUPPLEMENT, DATED JULY 1, 2015,
TO PROSPECTUS DATED APRIL 30, 2015

THIS SUPPLEMENT SHOULD BE READ AND RETAINED WITH THE PROSPECTUS FOR YOUR ANNUITY. THIS SUPPLEMENT IS INTENDED TO UPDATE CERTAIN INFORMATION IN THE PROSPECTUS FOR THE VARIABLE ANNUITY YOU OWN AND IS NOT INTENDED TO BE A PROSPECTUS OR OFFER FOR ANY OTHER VARIABLE ANNUITY LISTED HERE THAT YOU DO NOT OWN. IF YOU WOULD LIKE ANOTHER COPY OF THE CURRENT PROSPECTUS, PLEASE CALL US AT 1-888-PRU-2888 OR VISIT WWW.PRUDENTIALANNUITIES.COM.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolios that will become effective on July 1, 2015, and to describe certain other Portfolio changes effective July 13, 205 and July 15, 2015. We are also issuing this supplement to add language in certain sections of your prospectus describing co-grantor trusts.  We are also replacing disclosure at the end of the “Investment Options” section of the prospectus.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section 1 above.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%	0.00%	1.46%
AST Advanced Strategies Portfolio*	0.64%	0.02%	0.25%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.02%	1.12%	0.00%	1.12%
AST BlackRock iShares ETF Portfolio*	0.73%	0.07%	0.25%	0.00%	0.00%	0.21%	1.26%	0.24%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Bond Portfolio 2017*	0.48%	0.14%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST Bond Portfolio 2018*	0.48%	0.10%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Bond Portfolio 2019*	0.48%	0.21%	0.25%	0.00%	0.00%	0.00%	0.94%	0.01%	0.93%
AST Bond Portfolio 2020*	0.48%	0.11%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2021*	0.48%	0.10%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Bond Portfolio 2022*	0.48%	0.20%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Bond Portfolio 2023*	0.48%	0.06%	0.25%	0.00%	0.00%	0.00%	0.79%	0.01%	0.78%
AST Bond Portfolio 2024*	0.48%	0.09%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST Bond Portfolio 2025*	0.48%	0.38%	0.25%	0.00%	0.00%	0.00%	1.11%	0.18%	0.93%
AST Bond Portfolio 2026*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Defensive Asset Allocation Portfolio	0.15%	0.06%	0.00%	0.00%	0.00%	0.73%	0.94%	0.00%	0.94%
AST FI Pyramis® Asset Allocation Portfolio*	0.66%	0.03%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST FI Pyramis® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.14%	0.79%
AST Franklin Templeton Founding Funds Allocation Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.00%	1.02%
AST Franklin Templeton Founding Funds Plus Portfolio	0.02%	0.02%	0.00%	0.00%	0.00%	1.01%	1.05%	0.00%	1.05%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.21%	0.85%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Investment Grade Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Legg Mason Diversified Growth Portfolio*	0.73%	8.19%	0.25%	0.00%	0.00%	0.12%	9.29%	8.22%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Growth Allocation Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST Quantitative Modeling Portfolio	0.25%	0.03%	0.00%	0.00%	0.00%	0.84%	1.12%	0.00%	1.12%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.11%	1.14%	0.00%	1.14%
AST Schroders Multi-Asset World Strategies Portfolio	0.90%	0.04%	0.25%	0.00%	0.00%	0.09%	1.28%	0.00%	1.28%
AST Small-Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.02%	0.88%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.61%	0.25%	0.00%	0.00%	0.00%	1.59%	0.00%	1.59%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.02%	1.11%	0.00%	1.11%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%

*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2017 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2018 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2019 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2020 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2021 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2022 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%; over $750 million:  0.21%.

AST Bond Portfolio 2023 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2024 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2025 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2026 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton Founding Funds Allocation Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

III.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio.  Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return, consistent with income generation and prudent investment management.

IV.	CO-GRANTOR TRUSTS

The following sections of your prospectus are amended as follows:

A.	In the section “Purchasing Your Annuity,” the following replaces the second paragraph under “Speculative Investing:”

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

B.	In the section “Purchasing Your Annuity” the following replaces the seventh bullet under “Beneficiary” Annuity:

The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

C.	In the section “Managing Your Annuity,” the following replaces the sixth and seventh bullets under “Change of Owner, Annuitant and Beneficiary Designations:

o	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

o	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

D.	In the section “Death Benefit,” under “Triggers for Payment of the Death Benefit,” the following replaces the first paragraph:

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

E.	In the section “Tax Considerations,” under “Entity Ownership,” the following replaces the third and fourth paragraphs:

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

V.	INVESTMENT OPTIONS

The discussion of asset transfer formulas at the end of the “INVESTMENT OPTIONS” section is revised to read as follows:

Certain optional living benefits employ a predetermined formula, under which Account Value is transferred between your chosen Sub-accounts and a bond Sub-account (or between two bond Sub-accounts).  For example, with a Highest Daily Lifetime benefit, Account Value may be transferred between your selected Sub-accounts and the AST Investment Grade Bond Sub-account; or with a GRO benefit, Account Value may be transferred between your selected Sub-accounts and an AST bond Sub-Account with a target maturity date (or among AST bond Sub-accounts with different target maturity dates).

Whether or not you elected an optional benefit subject to a predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the Portfolios may be used as investments in Portfolios that are structured as funds-of-funds and made available as Permitted Sub-accounts. Because transfers among the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could  be  adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities or longer duration bonds ) that otherwise would have been held;

(c)	a Portfolio may experience higher turnover than it would have experienced without the formulas, which could result in higher transaction costs for the Portfolio compared to other similar funds;

(d)	a Portfolio may have low asset levels and high operating expense ratios (including the possibility that all assets may be transferred out of the Portfolio).

The asset flows caused by the formulas may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a particular Sub-account and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to a particular Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

Please consult the prospectus for the applicable Portfolio for additional information about these effects.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPRT2SUP

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL PREMIER(R) ADVISOR/SM/ VARIABLE ANNUITY ("ADVISOR SERIES")

FLEXIBLE PREMIUM DEFERRED ANNUITY

Supplement, dated July 1, 2015,
to Prospectus dated April 30, 2015

This Supplement should be read and retained with the Prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888 or visit www.prudentialannuities.com.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolios that will become effective on July 1, 2015, and to describe certain other Portfolio changes effective July 13, 2015 and July 15, 2015.  We are also issuing this supplement to add language in certain sections of your prospectus describing co-grantor trusts.  We are also replacing disclosure at the end of the “Investment Options” section of the prospectus.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section I above.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%	0.00%	1.46%
AST Advanced Strategies Portfolio*	0.64%	0.02%	0.25%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.02%	1.12%	0.00%	1.12%
AST BlackRock iShares ETF Portfolio*	0.73%	0.07%	0.25%	0.00%	0.00%	0.21%	1.26%	0.24%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Bond Portfolio 2017*	0.48%	0.14%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST Bond Portfolio 2018*	0.48%	0.10%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Bond Portfolio 2019*	0.48%	0.21%	0.25%	0.00%	0.00%	0.00%	0.94%	0.01%	0.93%
AST Bond Portfolio 2020*	0.48%	0.11%	0.25%	0.00%	0.00%	0.00%	0.84%	0.00%	0.84%
AST Bond Portfolio 2021*	0.48%	0.10%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Bond Portfolio 2022*	0.48%	0.20%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Bond Portfolio 2023*	0.48%	0.06%	0.25%	0.00%	0.00%	0.00%	0.79%	0.01%	0.78%
AST Bond Portfolio 2024*	0.48%	0.09%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST Bond Portfolio 2025*	0.48%	0.38%	0.25%	0.00%	0.00%	0.00%	1.11%	0.18%	0.93%
AST Bond Portfolio 2026*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.00%	0.78%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Defensive Asset Allocation Portfolio	0.15%	0.06%	0.00%	0.00%	0.00%	0.73%	0.94%	0.00%	0.94%
AST FI Pyramis® Asset Allocation Portfolio*	0.66%	0.03%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST FI Pyramis® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.14%	0.79%
AST Franklin Templeton Founding Funds Allocation Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.00%	1.02%
AST Franklin Templeton Founding Funds Plus Portfolio	0.02%	0.02%	0.00%	0.00%	0.00%	1.01%	1.05%	0.00%	1.05%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.21%	0.85%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Investment Grade Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Legg Mason Diversified Growth Portfolio*	0.73%	8.19%	0.25%	0.00%	0.00%	0.12%	9.29%	8.22%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Growth Allocation Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST Quantitative Modeling Portfolio	0.25%	0.03%	0.00%	0.00%	0.00%	0.84%	1.12%	0.00%	1.12%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.11%	1.14%	0.00%	1.14%
AST Schroders Multi-Asset World Strategies Portfolio	0.90%	0.04%	0.25%	0.00%	0.00%	0.09%	1.28%	0.00%	1.28%
AST Small Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.02%	0.88%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.61%	0.25%	0.00%	0.00%	0.00%	1.59%	0.00%	1.59%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.02%	1.11%	0.00%	1.11%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%
ProFund VP Consumer Goods Portfolio*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Consumer Services*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Financials*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Health Care*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Industrials*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Real Estate*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.68%	0.25%	0.00%	0.00%	0.02%	1.70%	0.00%	1.70%
ProFund VP Telecommunications*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Utilities*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2017 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2018 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2019 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2020 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2021 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2022 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%; over $750 million:  0.21%.

AST Bond Portfolio 2023 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2024 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2025 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Bond Portfolio 2026 The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.93% of the Portfolio’s average daily net assets through June 30, 2017. This arrangement may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%; over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton Founding Funds Allocation Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods Portfolio The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Consumer Services The recoupment expense of 0.01% is reflected in "Other" expenses.
ProFund VP Financials The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Health Care The recoupment expense of 0.04% is reflected in "Other" expenses.
ProFund VP Industrials The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Large-Cap Growth The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Large-Cap Value The recoupment expense of 0.04% is reflected in "Other" expenses.
ProFund VP Mid-Cap Growth The recoupment expense of 0.01% is reflected in "Other" expenses.
ProFund VP Mid-Cap Value The recoupment expense of 0.02% is reflected in "Other" expenses.
ProFund VP Real Estate The recoupment expense of 0.01% is reflected in "Other" expenses.
ProFund VP Small-Cap Growth The recoupment expense of 0.03% is reflected in "Other" expenses.
ProFund VP Small-Cap Value ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Telecommunications  ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

ProFund VP Utilities ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus) through April 30, 2016. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

III.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio. Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return, consistent with income generation and prudent investment management.

IV.	CO-GRANTOR TRUSTS

The following sections of your prospectus are amended as follows:

A.	In the section “Purchasing Your Annuity,” the following replaces the second paragraph under “Speculative Investing:”

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

B.	In the section “Purchasing Your Annuity” the following replaces the seventh bullet under “Beneficiary” Annuity:

The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

C.	In the section “Managing Your Annuity,” the following replaces the sixth and seventh bullets under “Change of Owner, Annuitant and Beneficiary Designations:

o	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

o	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

D.	In the section “Death Benefit,” under “Triggers for Payment of the Death Benefit,” the following replaces the first paragraph:

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

E.	In the section “Tax Considerations,” under “Entity Ownership,” the following replaces the third and fourth paragraphs:

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

V.	INVESTMENT OPTIONS

The discussion of asset transfer formulas at the end of the “INVESTMENT OPTIONS” section is revised to read as follows:

Certain optional living benefits employ a predetermined formula, under which Account Value is transferred between your chosen Sub-accounts and a bond Sub-account (or between two bond Sub-accounts).  For example, with a Highest Daily Lifetime benefit, Account Value may be transferred between your selected Sub-accounts and the AST Investment Grade Bond Sub-account; or with a GRO benefit, Account Value may be transferred between your selected Sub-accounts and an AST bond Sub-Account with a target maturity date (or among AST bond Sub-accounts with different target maturity dates).

Whether or not you elected an optional benefit subject to a predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the Portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the Portfolios may be used as investments in Portfolios that are structured as funds-of-funds and made available as Permitted Sub-accounts. Because transfers among the Sub-accounts can be frequent and the amount transferred can vary from day to day, any of the Portfolios could experience the following effects, among others:

(a)
a Portfolio’s investment performance could  be  adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Portfolio’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities or longer duration bonds ) that otherwise would have been held;

(c)	a Portfolio may experience higher turnover than it would have experienced without the formulas, which could result in higher transaction costs for the Portfolio compared to other similar funds;

(d)	a Portfolio may have low asset levels and high operating expense ratios (including the possibility that all assets may be transferred out of the Portfolio).

The asset flows caused by the formulas may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a particular Sub-account and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to a particular Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.

Please consult the prospectus for the applicable Portfolio for additional information about these effects.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPRTADV2SUP

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUDENTIAL PREMIER(R) RETIREMENT VARIABLE ANNUITY

Supplement, dated July 1, 2015,
to Prospectus dated April 30, 2015

This Supplement should be read and retained with the Prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888 or visit www.prudentialannuities.com.

We are issuing this supplement to reflect changes to the Advanced Series Trust ("AST") Portfolios that will become effective on July 1, 2015, and to describe certain other Portfolio changes effective July 13, 2015 and July 15, 2015.  We are also issuing this supplement to add language in certain sections of your prospectus describing co-grantor trusts.

I.	APPROVAL AND EFFECTIVENESS OF THE CHANGES TO THE 12B-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described in Section I above.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST Academic Strategies Asset Allocation Portfolio	0.63%	0.03%	0.11%	0.05%	0.01%	0.63%	1.46%	0.00%	1.46%
AST Advanced Strategies Portfolio*	0.64%	0.02%	0.25%	0.00%	0.00%	0.05%	0.96%	0.01%	0.95%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.75%	0.91%	0.00%	0.91%
AST BlackRock Global Strategies Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.02%	1.12%	0.00%	1.12%
AST BlackRock iShares ETF Portfolio*	0.73%	0.07%	0.25%	0.00%	0.00%	0.21%	1.26%	0.24%	1.02%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.76%	0.92%	0.00%	0.92%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Defensive Asset Allocation Portfolio	0.15%	0.06%	0.00%	0.00%	0.00%	0.73%	0.94%	0.00%	0.94%
AST FI Pyramis® Asset Allocation Portfolio*	0.66%	0.03%	0.25%	0.00%	0.00%	0.00%	0.94%	0.02%	0.92%
AST FI Pyramis® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.00%	0.93%	0.14%	0.79%
AST Franklin Templeton Founding Funds Allocation Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.00%	1.02%
AST Franklin Templeton Founding Funds Plus Portfolio	0.02%	0.02%	0.00%	0.00%	0.00%	1.01%	1.05%	0.00%	1.05%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.05%	0.25%	0.00%	0.00%	0.00%	1.06%	0.21%	0.85%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST Investment Grade Bond Portfolio*	0.48%	0.05%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio	0.81%	0.05%	0.25%	0.10%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Legg Mason Diversified Growth Portfolio*	0.73%	8.19%	0.25%	0.00%	0.00%	0.12%	9.29%	8.22%	1.07%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.71%	0.87%	0.00%	0.87%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Growth Allocation Portfolio	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.00%	0.94%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST RCM World Trends Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.00%	1.03%	0.00%	1.03%
AST Schroders Global Tactical Portfolio	0.75%	0.03%	0.25%	0.00%	0.00%	0.11%	1.14%	0.00%	1.14%
AST Schroders Multi-Asset World Strategies Portfolio	0.90%	0.04%	0.25%	0.00%	0.00%	0.09%	1.28%	0.00%	1.28%
AST Small Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.63%	0.02%	0.25%	0.00%	0.00%	0.00%	0.90%	0.02%	0.88%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Growth Opportunities Portfolio	0.73%	0.61%	0.25%	0.00%	0.00%	0.00%	1.59%	0.00%	1.59%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Hedged Equity Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.02%	1.11%	0.00%	1.11%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%
*See notes immediately below for important information about this fund.

AST Advanced Strategies Portfolio The Investment Managers have contractually agreed to waive 0.014% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock iShares ETF Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio.

AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FI Pyramis® Quantitative Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton Founding Funds Allocation Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) for the Portfolio do not exceed 1.10% of the average daily net assets of the Portfolio through June 30, 2016. This expense limitation may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio The Investment Managers have contractually agreed to waive 0.213% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio The Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio’s average daily net assets through June 30, 2016. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees. The Trust’s distributor (Prudential Annuities Distributors, Inc.) has contractually agreed to reduce its distribution and service (12b-1) fees so that the effective distribution and service fee rate paid by the Portfolio is reduced as follows when the average daily net assets of the Portfolio exceed $300 million: over $300 million up to and including $500 million:  0.23%;  over $500 million up to and including $750 million:  0.22%;  over $750 million:  0.21%.

AST Legg Mason Diversified Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.07% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST New Discovery Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio’s average daily net assets through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio The Investment Managers have contractually agreed to waive 0.022% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

III.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio. Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return, consistent with income generation and prudent investment management.

IV.	CO-GRANTOR TRUSTS

The following sections of your prospectus are amended as follows:

A.	In the section “Purchasing Your Annuity,” the following replaces the second paragraph under “Speculative Investing:”

Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

B.	In the section “Managing Your Annuity,” the following replaces the sixth and seventh bullets under “Change of Owner, Annuitant and Beneficiary Designations:

o	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

o	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.

C.	In the section “Death Benefit,” under “Triggers for Payment of the Death Benefit,” the following replaces the first paragraph:

Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

D. In the section “Tax Considerations,” under “Entity Ownership,” the following replaces the third and fourth paragraphs:

Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under § 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to market fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

7

PPRTB2SUP

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITY

Supplement dated July 1, 2015
To
Prospectuses dated April 27, 2015

This Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the Prudential Premier® Investment Variable Annuity.  This Supplement is intended to update certain information in the Annuity Prospectus you own and is not intended to be a prospectus or offer for any other Annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in your Prospectus and Statement of Additional Information (SAI).  If you would like another copy of the current prospectus or SAI, please call us at 1-888-PRU-2888, or visit www.prudentialannuities.com.

We are issuing this Supplement to: (1) describe recent changes to the Amended Shareholder Services Distribution Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, (2) reflect changes to the Advanced Series Trust (“AST”) Portfolios by restating the “Underlying Mutual Fund Portfolio Annual Expenses” table in your prospectus as a result of the changes to the 12b-1 Plan; (3) add new AST Portfolios as variable Investment Options to your Annuity that will become effective July 13, 2015 and July 15, 2015; and (4) describe certain other updates to your prospectus.

I.	APPROVAL AND EFFECTIVENESS OF CHANGES TO THE 12b-1 PLAN (Effective July 1, 2015)

Shareholders of the AST Portfolios approved an increase of the fee rate paid under the 12b-1 Plan for shareholder services and distribution expenses.  Currently, each AST Portfolio (including, indirectly, AST Portfolios structured as funds-of-funds) pays a 12b-1 fee at the annual rate of 0.10% of the average daily net assets of each Portfolio.  The fee rate paid under the 12b-1 Plan increased by 0.15% to 0.25% (as an annual rate of the average daily net assets of each Portfolio) effective July 1, 2015.  The 0.15% increase in the 12b-1 fee under the Plan is more than offset by a 0.1575% decrease in the contractual investment management fee paid by each of the AST Portfolios.  The net result is a small reduction in the combined 12b-1 and investment management fees.

In addition, some of the AST Portfolios currently benefit from a fee waiver or expense limitation that reduces Portfolio operating expenses, and the investment managers have agreed to extend all existing contractual fee waivers and expense limitations that would otherwise expire on June 30, 2015 for an additional year that is through at least June 30, 2016.  After that time, fee waivers and expense limitations are subject to change based on the 2016 annual review of advisory and distribution arrangements by the AST Board of Trustees.

II.	UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES TABLE RESTATED

We have restated the “Underlying Mutual Fund Portfolio Annual Expenses” table that appear in the “Summary of Contract Fees and Charges” section of your prospectus to reflect the change to the 12b-1 Plan as described above in Section I.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
	For the year ended December 31, 2014 (restated to reflect current fees as of July 1, 2015)
FUNDS							Total
					Broker Fees	Acquired	Annual		Net Annual
			Distribution	Dividend	and Expenses	Portfolio	Portfolio	Fee Waiver	Fund
	Management	Other	(12b-1)	Expense on	on Short	Fees &	Operating	or Expense	Operating
	Fees	Expenses	Fees	Short Sales	Sales	Expenses	Expenses	Reimbursement	Expenses
AST AB Global Bond Portfolio*	0.62%	0.03%	0.25%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.16%	0.25%	0.00%	0.00%	0.00%	1.34%	0.00%	1.34%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.24%	0.58%
AST BlackRock Low Duration Bond Portfolio*	0.47%	0.04%	0.25%	0.00%	0.00%	0.00%	0.76%	0.00%	0.76%
AST BlackRock Multi-Asset Income Portfolio*	0.78%	2.32%	0.25%	0.00%	0.00%	0.41%	3.76%	2.61%	1.15%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.45%	0.02%	0.25%	0.00%	0.00%	0.00%	0.72%	0.03%	0.69%
AST Boston Partners Large-Cap Value Portfolio	0.58%	0.03%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.11%	0.82%
AST Cohen & Steers Realty Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.07%	1.03%
AST Columbia Adaptive Risk Allocation Portfolio*	0.94%	0.06%	0.25%	0.00%	0.00%	0.03%	1.28%	0.00%	1.28%
AST Emerging Managers Diversified Portfolio*	0.74%	0.10%	0.25%	0.00%	0.00%	0.00%	1.09%	0.02%	1.07%
AST FQ Absolute Return Currency Portfolio*	0.83%	2.67%	0.25%	0.00%	0.00%	0.00%	3.75%	2.53%	1.22%
AST Franklin Templeton K2 Global Absolute Return Portfolio*	0.78%	3.13%	0.25%	0.00%	0.00%	0.11%	4.27%	3.08%	1.19%
AST Global Real Estate Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST Goldman Sachs Global Growth Allocation Portfolio*	0.78%	2.80%	0.25%	0.00%	0.00%	0.40%	4.23%	3.04%	1.19%
AST Goldman Sachs Global Income Portfolio*	0.62%	0.05%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Goldman Sachs Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%

AST Goldman Sachs Mid-Cap Growth Portfolio*	0.82%	0.03%	0.25%	0.00%	0.00%	0.00%	1.10%	0.05%	1.05%
AST Goldman Sachs Small-Cap Value Portfolio*	0.77%	0.03%	0.25%	0.00%	0.00%	0.06%	1.11%	0.01%	1.10%
AST Goldman Sachs Strategic Income Portfolio	0.70%	0.04%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Herndon Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.15%	0.79%
AST High Yield Portfolio	0.56%	0.04%	0.25%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
AST International Growth Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.01%	1.07%
AST International Value Portfolio	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.00%	1.09%
AST IVY Asset Strategy Portfolio*	0.89%	0.07%	0.25%	0.00%	0.00%	0.00%	1.21%	0.00%	1.21%
AST Jennison Global Infrastructure Portfolio*	0.83%	2.72%	0.25%	0.00%	0.00%	0.00%	3.80%	2.54%	1.26%
AST Jennison Large-Cap Growth Portfolio	0.73%	0.02%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Large-Cap Value Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST Lord Abbett Core Fixed Income Portfolio*	0.61%	0.02%	0.25%	0.00%	0.00%	0.00%	0.88%	0.29%	0.59%
AST Managed Alternatives Portfolio*	0.15%	0.06%	0.00%	0.00%	0.07%	1.31%	1.59%	0.05%	1.54%
AST Managed Equity Portfolio*	0.15%	10.61%	0.00%	0.00%	0.00%	1.11%	11.87%	10.62%	1.25%
AST Managed Fixed Income Portfolio*	0.15%	5.45%	0.00%	0.00%	0.00%	0.81%	6.41%	5.16%	1.25%
AST MFS Global Equity Portfolio	0.83%	0.05%	0.25%	0.00%	0.00%	0.00%	1.13%	0.00%	1.13%
AST MFS Growth Portfolio	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.00%	0.98%
AST MFS Large-Cap Value Portfolio	0.68%	0.04%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Money Market Portfolio	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.00%	0.60%
AST Morgan Stanley Multi-Asset Portfolio*	1.04%	0.18%	0.25%	0.00%	0.00%	0.00%	1.47%	0.05%	1.42%
AST Neuberger Berman / LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Neuberger Berman Core Bond Portfolio*	0.53%	0.04%	0.25%	0.00%	0.00%	0.00%	0.82%	0.15%	0.67%
AST Neuberger Berman Long/Short Portfolio*	1.04%	0.13%	0.25%	0.00%	0.24%	0.00%	1.66%	0.00%	1.66%
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Parametric Emerging Markets Equity	0.92%	0.24%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Prudential Core Bond Portfolio*	0.51%	0.02%	0.25%	0.00%	0.00%	0.00%	0.78%	0.03%	0.75%
AST Prudential Flexible Multi-Strategy Portfolio*	0.98%	2.63%	0.25%	0.00%	0.00%	0.98%	4.84%	3.36%	1.48%
AST QMA Emerging Markets Equity Portfolio	0.93%	0.24%	0.25%	0.00%	0.00%	0.02%	1.44%	0.00%	1.44%
AST QMA International Core Equity Portfolio*	0.72%	0.05%	0.25%	0.00%	0.00%	0.00%	1.02%	0.03%	0.99%
AST QMA Large-Cap Portfolio	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.00%	0.82%
AST QMA US Equity Alpha Portfolio	0.83%	0.04%	0.25%	0.13%	0.25%	0.00%	1.50%	0.00%	1.50%
AST Quantitative Modeling Portfolio	0.25%	0.03%	0.00%	0.00%	0.00%	0.84%	1.12%	0.00%	1.12%
AST Small Cap Growth Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.00%	1.00%	0.00%	1.00%
AST Small Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.02%	1.02%	0.00%	1.02%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.04%	0.25%	0.00%	0.00%	0.00%	1.06%	0.00%	1.06%
AST T. Rowe Price Diversified Real Growth Portfolio*	0.73%	6.01%	0.25%	0.00%	0.00%	0.05%	7.04%	5.99%	1.05%
AST T. Rowe Price Equity Income Portfolio	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.00%	0.83%
AST T. Rowe Price Large-Cap Growth Portfolio	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.00%	0.96%
AST T. Rowe Price Natural Resources Portfolio	0.72%	0.04%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Templeton Global Bond Portfolio	0.63%	0.09%	0.25%	0.00%	0.00%	0.00%	0.97%	0.00%	0.97%
AST Wellington Management Global Bond Portfolio*	0.62%	0.05%	0.25%	0.00%	0.00%	0.00%	0.92%	0.00%	0.92%
AST Wellington Management Real Total Return Portfolio*	1.04%	0.15%	0.25%	0.00%	0.00%	0.00%	1.44%	0.02%	1.42%
AST Western Asset Core Plus Bond Portfolio*	0.51%	0.03%	0.25%	0.00%	0.00%	0.00%	0.79%	0.20%	0.59%
AST Western Asset Emerging Markets Debt*	0.68%	0.06%	0.25%	0.00%	0.00%	0.00%	0.99%	0.05%	0.94%
*See notes immediately below for important information about this fund.

AST AB Global Bond Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $1.4 billion for the Portfolio for the fiscal period ending December 31, 2015.

AST AQR Large-Cap Portfolio The Investment Managers have contractually agreed to waive 0.24% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio Prior to July 13, 2015 this Portfolio is known as the AST PIMCO Limited Maturity Bond Portfolio
AST BlackRock Multi-Asset Income Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.13% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio The Investment Managers have contractually agreed to waive 0.035% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Realty Portfolio The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Columbia Adaptive Risk Allocation Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $250 million for the Portfolio for the fiscal period ending December 31, 2015.

AST Emerging Managers Diversified Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $250 million for the Portfolio for the fiscal period ending December 31, 2015.  The Investment Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.07% of the Portfolio’s average daily net assets through June 30, 2016. The expense limitation may not be terminated or modified prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST FQ Absolute Return Currency Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.22% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Franklin Templeton K2 Global Absolute Return Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.17% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Global Growth Allocation Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.19% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Global Income Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $1.4 billion for the Portfolio for the fiscal period ending December 31, 2015.

AST Goldman Sachs Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.053% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Small-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Herndon Large-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio The Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Ivy Asset Strategy Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $250 million for the Portfolio for the fiscal period ending December 31, 2015.

AST Jennison Global Infrastructure Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest and brokerage commissions) do not exceed 1.26% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Lord Abbett Core Fixed Income Portfolio The Investment Managers have contractually agreed to waive 0.16% of their investment management fees through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio’s average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Managed Alternatives Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $250 million for the Portfolio for the fiscal period ending December 31, 2015.  The Investment Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions and extraordinary expenses) plus Underlying Portfolio (as defined below) fees and expenses (excluding dividends on securities sold short and brokers fees and expenses on short sales) does not exceed 1.47% of the Portfolio’s average daily net assets through June 30, 2016. The waiver in the table above is 0.05%, rather than 0.12%, because the waiver does not apply to 0.07% of the acquired fund fees and expenses, which accounts for dividend expenses and broker fees and expenses on short sales at the Underlying Portfolio level. This arrangement may not be terminated or modified prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Managed Equity Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio’s average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2016 will be subject to review by the Manager and the Trust’s Board of Trustees.

AST Managed Fixed Income Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.25% of the Portfolio’s average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Mid-Cap Value Portfolio The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Morgan Stanley Multi-Asset Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $100 million for the Portfolio for the fiscal period ending December 31, 2015.  The Investment Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2016. The expense limitation may not be terminated or modified prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Neuberger Berman Core Bond Portfolio The Investment Managers have contractually agreed to waive 0.14% of their investment management fee through June 30, 2016. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees, as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. These waivers may not be terminated prior to June 30, 2016 without the prior approval of the
Trust’s Board of Trustees.

AST Neuberger Berman Long/Short Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $100 million for the Portfolio for the fiscal period ending December 31, 2015.

AST Neuberger Berman Mid-Cap Growth Portfolio The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Core Bond Portfolio The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio’s average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio’s average daily net assets in excess of $1 billion through June 30, 2016. The waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Prudential Flexible Multi-Strategy Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust, and excluding taxes, interest and brokerage commissions) do not exceed 1.48% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST QMA International Core Equity Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after any fee waiver) and other expenses (including distribution fees, and excluding taxes, interest brokerage commissions, acquired fund fee and expenses, and extraordinary expenses) do not exceed 0.995% of the Portfolio’s average daily net assets. This arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Diversified Real Growth Portfolio The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fees (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions and any other acquired fund fees and expenses not mentioned above) do not exceed 1.05% of the Portfolio’s average daily net assets. This arrangement may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Global Bond Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $1.4 billion for the Portfolio for the fiscal period ending December 31, 2015.

AST Wellington Management Real Total Return Portfolio The Portfolio will commence operations on or about July 13, 2015. Estimate based in part on assumed average daily net assets of $100 million for the Portfolio for the fiscal period ending December 31, 2015.  The investment manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.42% of the Portfolio’s average daily net assets through June 30, 2016. The expense limitation may not be terminated or modified prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Core Plus Bond Portfolio The Investment Managers have contractually agreed to waive 0.20% of their investment management fees through June 30, 2016. This waiver may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

AST Western Asset Emerging Markets Debt The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2016. This waiver arrangement may not be terminated prior to June 30, 2016 without the prior approval of the Trust’s Board of Trustees.

III.	NEW AST PORTFOLIOS (Effective July 13, 2015)

The following Portfolios are being added to your Annuity as variable Investment Options on July 13, 2015:

(1)	AST AB Global Bond Portfolio*

(2)	AST Boston Partners Large-Cap Value Portfolio*

(3)	AST Columbia Adaptive Risk Allocation Portfolio

(4)	AST Emerging Managers Diversified Portfolio

(5)	AST Goldman Sachs Global Income Portfolio*

(6)	AST Ivy Asset Strategy Portfolio

(7)	AST Managed Alternatives Portfolio*

(8)	AST Morgan Stanley Multi-Asset Portfolio*

(9)	AST Neuberger Berman Long/Short Portfolio*

(10)	AST QMA International Core Equity Portfolio*

(11)	AST Small-Cap Growth Opportunities Portfolio*

(12)	AST Wellington Management Global Bond Portfolio*

(13)	AST Wellington Management Real Total Return Portfolio*

*These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits. Please see your prospectus under “Variable Investment Options” in the “Investment Options” section for information about the potential impact of the formula on the Portfolios.

Accordingly, the summary descriptions for the above Portfolios in the “Investment Objectives/Policies” table of the prospectus are added as follows:

Portfolio Name	Investment Objective	Portfolio Adviser/Subadviser(s)
AST AB Global Bond Portfolio	Seeks to generate current income consistent with preservation of capital.	Alliance Bernstein L.P.
AST Boston Partners Large-Cap Value Portfolio	Seeks capital appreciation.	Boston Partners
AST Columbia Adaptive Risk Allocation Portfolio	To pursue consistent total returns by seeking to allocate risks across multiple asset classes.	Columbia Management Investment Advisers LLC
Portfolio Name	Investment Objective	Portfolio Adviser/Subadviser(s)
AST Emerging Managers Diversified Portfolio	Seeks total Return	Dana Investment Advisors Inc. Longfellow Investment Management Co. LLC
AST Goldman Sachs Global Income Portfolio	Seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.	Goldman Sachs Asset Management, International
AST Ivy Asset Strategy Portfolio	Seeks total return.	Ivy Investment Management Company
AST Managed Alternatives Portfolio	Seeks long-term capital appreciation with a focus on downside protection.	Prudential Investments LLC
AST Morgan Stanley Multi-Asset Portfolio	Seeks total return.	Morgan Stanley Investment Management, Inc.
AST Neuberger Berman Long/Short Portfolio	Seeks long term capital appreciation with a secondary objective of principal preservation.	Neuberger Berman Management LLC
AST QMA International Core Equity Portfolio	Seeks long-term capital appreciation.	Quantitative Management Associates LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	RS Investment Management Co. LLC Wellington Management Company, LLP
AST Wellington Management Global Bond Portfolio	Seeks to provide consistent excess returns over the Barclays Global Aggregate Bond Index.	Wellington Management Company LLP
AST Wellington Management Real Total Return Portfolio	Seeks long-term real total return.	Wellington Management Company LLP

IV.	OTHER PORTFOLIO CHANGES (Effective July 13, 2015 and July 15, 2015)

(1)	AST Mid-Cap Value Portfolio. EARNEST Partners, LLC has been removed from this Portfolio as a subadvisor effective July 15, 2015.

(2)	AST Small-Cap Value Portfolio. Clearbridge Investments, LLC has been removed from this Portfolio as a subadvisor effective July 13, 2015.

(3)
AST PIMCO Limited Maturity Bond Portfolio. Effective July 13, 2015, this Portfolio changed its name to the AST BlackRock Low Duration Bond Portfolio.  In addition, BlackRock Financial Management, Inc. replaced Pacific Investment Management Company LLC (PIMCO) as a subadvisor to this Portfolio.  Also, this Portfolio’s Investment Objective in the table in the section of the prospectus entitled, “Investment Options,” was replaced with the following: Seeks to maximize total return, consistent with income generation and prudent investment management.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PPIVASUP2